Exhibit 99.(B)(16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2008.

/s/ John F. Barrett
JOHN F. BARRETT
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2008.

/s/ Phillip R. Cox
PHILLIP R. COX
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2008.

/s/ H. Jerome Lerner
H. JEROME LERNER
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 2008.

/s/ John R. Lindholm
JOHN R. LINDHOLM
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February, 2008.

/s/ Jill T. McGruder
JILL T. MCGRUDER
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2008.

/s/ Donald C. Siekmann
DONALD C. SIEKMANN
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2008.

/s/ Robert E. Stautberg
ROBERT E. STAUTBERG
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TOUCHSTONE VARIABLE SERIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and his name, place and stead, and in the capacity indicated below, to sign any and all registration statements on Form N-14 and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 2008.

/s/ John P. Zanotti
JOHN P. ZANOTTI
Trustee